UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02410

Dreyfus Liquid Assets, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Liquid Assets, Inc.

ANNUAL REPORT December 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUN D

FOR MORE INFORMATION

Back Cover

Dreyfus Liquid Assets, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Liquid Assets, Inc., covering the 12-month period from January 1, 2018 through December 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor market encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks began to consider monetary tightening. Both U.S. and non-U.S. equity markets remained on an uptrend. Interest rates rose across the yield curve, putting pressure on bond prices.

A few months into the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, other developed markets began to weaken. However, robust growth and strong corporate earnings continued to support U.S. stock returns while other developed markets declined throughout the summer. In the fall, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness. Global equities continued their general decline through the end of the period.

Fixed income markets struggled during the first half of the period as interest rates rose and favorable U.S. equity markets fed investor risk appetites. However, in autumn volatility crept in, the yield curve began a flattening trend that continued through the end of December. As long-term debt yields fell, prices rose for many bonds, leading to moderately positive returns for several fixed income market sectors.

Despite continuing political variables, U.S. inflationary pressures and flagging growth rates, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that point to potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through December 31, 2018, as provided by Patricia A. Larkin, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2018, Dreyfus Liquid Assets, Inc.’s Class 1 shares produced a yield of 1.26%, Class 2 shares yielded 1.57%, and Class Z shares yielded 1.18%. Taking into account the effects of compounding, the fund’s Class 1, Class 2, and Class Z shares provided effective yields of 1.27%, 1.58%, and 1.19%, respectively, for the same period.1

Yields of money market instruments climbed over the reporting period in response to sustained economic growth and four increases in short-term interest rates from the Federal Reserve Board (the “Fed”).

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Short-Term Interest Rates Rise

The months before the start of the reporting period saw a continued economic expansion, robust labor market gains and rising short-term interest rates as the Fed continued to move away from its aggressively accommodative monetary policy of the past decade. The Fed implemented another interest-rate hike in mid-December 2017, raising the federal funds rate to between 1.25% and 1.50%. Meanwhile, investors responded positively to the enactment of federal tax-reform legislation that sharply reduced corporate tax rates.

In January 2018, 171,000 new jobs were added, and the unemployment rate remained at 4.1%. Corporate earnings growth continued to exceed expectations, and hiring activity proved brisk. Hourly wages began to rise at their strongest pace since the 2008 recession, suggesting that inflation might begin to accelerate.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

February saw renewed volatility in the financial markets, as inflation fears mounted in response to the addition of 330,000 jobs and an unemployment rate that stayed steady at 4.1%. Manufacturing activity continued to expand, and consumer confidence remained high.

Heightened volatility in the financial markets persisted in March, when investors reacted nervously to political rhetoric regarding potential new trade tariffs. Job creation trailed off, compared with the previous month, with 182,000 new jobs, but the manufacturing industry posted its strongest job gains in more than three years. The unemployment rate slipped to 4.0%, and consumer confidence fell slightly due to worries about potential trade disputes. The U.S. economy grew at a 2.2% annualized rate over the first quarter of 2018.

In April, the unemployment rate slid to 3.9% and 196,000 new jobs were added to the workforce. Retail sales grew by 0.3% amid persistently strong consumer confidence, which showed no sign of deterioration despite sharply rising fuel prices. In addition, long-term interest rates continued to climb, as the yield on 10-year U.S. Treasury bonds topped 3% for the first time since 2014.

May saw a further decrease in the unemployment rate to 3.8%, its lowest level since December 1969, as 270,000 new jobs were added during the month. Meanwhile, retail sales grew at a faster-than-expected 1.2% rate in May. The Fed’s preferred measure of inflation, the “core” Personal Consumption Expenditures (PCE) Price Index, which excludes food and energy prices, rose to 2.0%, matching the Fed’s target, while average hourly wages increased 2.8% above year-ago levels, suggesting that inflation could accelerate.

In June, the unemployment rate ticked up to 4.0%, and 262,000 new jobs were added. The Fed raised short-term interest rates for the second time in 2018, sending the federal funds rate to between 1.75% and 2.00%. The core PCE Price Index remained at 2.0%.

The economy generated 178,000 new jobs in July, and the unemployment rate declined to 3.9%. Activity in the manufacturing sector rebounded and retail sales beat expectations. In August, 282,000 jobs were added while the unemployment rate fell to 3.8%. Housing starts were disappointing, possibly due to capacity constraints, while the core PCE Price Index slipped to 1.9%.

In September, the labor market produced 108,000 new jobs, and the unemployment rate fell to 3.7%. The U.S. economy expanded at a 3.4% annualized rate in the third quarter of 2018, according to the final estimate, down from 4.2% in the second quarter. Consumer spending remained strong while business investment declined modestly. The Fed continued on its path of monetary tightening, raising the federal funds target rate for a third time in 2018, bringing it to between 2.00% and 2.25%. The core PCE Price Index ticked up to 2.0%.

The unemployment rate ticked up to 3.8% in October, and 277,000 jobs were created. Industrial production improved only slightly, as utility-related output was hindered by Hurricane Michael. The core PCE Price Index slipped to 1.8%. In November, job growth came in lower than expected at 196,000, but the unemployment rate declined to 3.7% while average hourly wages rose 3.1%.

In December, job creation surpassed expectations, hitting an estimated 222,000, and the unemployment rate ticked up to 3.9%. Year over year, wages rose 3.2%.

Additional Rate Hikes Expected

The Fed continued to moderate its accommodative monetary policy by raising the overnight federal funds rate to between 2.25% and 2.50%. The Fed also continued to unwind its balance sheet through the sale of U.S. government securities; more short-term interest-rate hikes are anticipated in 2019.

In this rising interest-rate environment, we have maintained the fund’s weighted-average maturity in a range that is shorter than industry averages. This strategy is intended to capture higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

January 15, 2019

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and the risk of principal loss.

The Personal Consumption Expenditures (PCE) Price Index reflects changes in the prices of goods and services purchased by consumers in the United States. It is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Liquid Assets, Inc. from July 1, 2018 to December 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2018
	Class 1	Class 2	Class Z
Expenses paid per $1,000†	$4.00	$2.23	$4.40
Ending value (after expenses)	$1,007.80	$1,009.40	$1,007.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2018
	Class 1	Class 2	Class Z
Expenses paid per $1,000†	$4.02	$2.24	$4.43
Ending value (after expenses)	$1,021.22	$1,022.99	$1,020.82

† Expenses are equal to the fund’s annualized expense ratio of .79% for Class 1, .44% for Class 2 and .87% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2018

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 2.7%
Collateralized Commercial Paper	2.51	2/13/19	7,000,000	[a]	6,979,348
Lma Americas	2.54	2/4/19	8,000,000	[a]	7,981,111
Total Asset-Backed Commercial Paper (cost $14,960,459)			14,960,459
Commercial Paper - 36.3%
Bedford Row Funding , 3 Month LIBOR + 0.28%	3.08	3/20/19	25,000,000	[b,c,d]	25,000,000
Cancara Asset Securitisation	2.95	4/3/19	25,000,000		24,815,361
Charta	2.72	2/22/19	25,000,000		24,903,584
ING US Funding , 1 Month LIBOR + 0.29%	2.76	1/18/19	23,000,000	[b]	23,000,000
JP Morgan Securities , 3 Month LIBOR + 0.14%	2.55	1/2/19	20,000,000	[b,c,d]	20,000,000
Nieuw Amsterdam Receivables Corporation	2.73	2/20/19	25,000,000		24,906,944
NRW.Bank	2.45	2/28/19	25,000,000		24,902,930
Toronto-Dominion Bank , 3 Month LIBOR + 0.10%	2.87	3/11/19	10,000,000	[b,c,d]	10,000,000
Westpac Banking , 1 Month LIBOR + 0.39%	2.79	1/8/19	25,000,000	[b,c,d]	25,000,000
Total Commercial Paper (cost $202,528,819)			202,528,819
Negotiable Bank Certificates of Deposit - 26.9%
Bank of Montreal Chicago	2.78	3/7/19	25,000,000		25,000,000
Bank of Nova Scotia , 1 Month LIBOR + 0.30%	2.73	1/14/19	25,000,000	[b]	25,000,000
Canadian Imperial Bank of Commerce/NY , 1 Month LIBOR + 0.20%	2.55	1/2/19	20,000,000	[b]	20,000,000
Mizuho Bank (Yankee)	2.42	1/4/19	25,000,000		25,000,000
Oversea-Chinese Banking Corp./NY , 1 Month LIBOR + 0.16%	2.51	1/4/19	25,000,000	[b]	25,000,000
Sumitomo Mitsui Bank/NY (Yankee)	2.51	3/1/19	20,000,000		19,999,989
Wells Fargo Bank NA , 1 Month LIBOR + 0.25%	2.67	1/11/19	10,000,000	[b]	10,000,000
Total Negotiable Bank Certificates of Deposit (cost $149,999,989)			149,999,989
Time Deposits - 15.8%
Australia & New Zealand Banking Group (Cayman)	2.40	1/2/19	26,000,000		26,000,000
Dnb Bank (Cayman)	2.35	1/2/19	25,000,000		25,000,000
Nordea Bank/NY	2.35	1/2/19	10,000,000		10,000,000
Northern Trust Company (Cayman)	2.32	1/2/19	27,000,000		27,000,000
Total Time Deposits (cost $88,000,000)			88,000,000

STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Agencies - 18.0%
Federal Home Loan Bank (cost $99,994,028)	2.18	1/2/19	100,000,000	99,994,028
Total Investments (cost $555,483,295)			99.7%	555,483,295
Cash and Receivables (Net)			.3%	1,822,700
Net Assets			100.0%	557,305,995

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to $80,000,000 or 14.35% of net assets.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to $80,000,000, or 14.35% of net assets applicable to Common Shareholders.

Portfolio Summary (Unaudited) †	Value (%)
Banks	99.7
99.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	555,483,295	555,483,295
Cash		516,150
Receivable for shares of Common Stock subscribed		1,235,956
Interest receivable		630,873
Prepaid expenses		30,301
		557,896,575
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		322,842
Payable for shares of Common Stock redeemed		190,355
Directors fees and expenses payable		1,905
Accrued expenses		75,478
		590,580
Net Assets ($)		557,305,995
Composition of Net Assets ($):
Paid-in capital		557,305,745
Total distributable earnings (loss)		250
Net Assets ($)		557,305,995

Net Asset Value Per Share	Class 1	Class 2	Class Z
Net Assets ($)	409,211,972	27,697,771	120,396,252
Shares Outstanding	409,571,710	27,721,671	120,387,899
Net Asset Value Per Share ($)	1.00	1.00	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

Investment Income ($):
Interest Income	11,856,480
Expenses:
Management fee—Note 2(a)	2,838,377
Shareholder servicing costs—Note 2(b)	2,092,004
Professional fees	96,980
Registration fees	67,319
Custodian fees—Note 2(b)	46,746
Directors’ fees and expenses—Note 2(c)	29,918
Prospectus and shareholders’ reports	24,122
Miscellaneous	22,551
Total Expenses	5,218,017
Less—reduction in expenses due to undertaking—Note 2(a)	(487,398)
Less—reduction in fees due to earnings credits—Note 2(b)	(2,534)
Net Expenses	4,728,085
Investment Income—Net	7,128,395
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	250
Net Increase in Net Assets Resulting from Operations	7,128,645

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017[a]
Operations ($):
Investment income—net	7,128,395	1,855,988
Net realized gain (loss) on investments	250	344
Net Increase (Decrease) in Net Assets Resulting from Operations	7,128,645	1,856,332
Distributions ($):
Distributions to shareholders:
Class 1	(5,233,243)	(1,389,267)
Class 2	(445,472)	(180,653)
Class Z	(1,450,024)	(289,634)
Total Distributions	(7,128,739)	(1,859,554)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class 1	139,713,568	143,486,771
Class 2	35,810,822	52,128,245
Class Z	29,794,403	33,947,086
Distributions reinvested:
Class 1	5,128,954	1,360,970
Class 2	438,052	175,933
Class Z	1,422,374	284,582
Cost of shares redeemed:
Class 1	(172,079,510)	(192,917,939)
Class 2	(34,984,597)	(73,986,808)
Class Z	(41,030,190)	(47,829,982)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(35,786,124)	(83,351,142)
Total Increase (Decrease) in Net Assets	(35,786,218)	(83,354,364)
Net Assets ($):
Beginning of Period	593,092,213	676,446,577
End of Period	557,305,995	593,092,213

[a]Distributions to shareholders include only distributions from net investment income.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class 1 Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.013	.003	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.013)	(.003)	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.27	.31	.02	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.90	.90	.91
Ratio of net expenses to average net assets	.83	.91	.61	.22	.15
Ratio of net investment income to average net assets	1.26	.31	.01	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	409,212	436,447	484,531	547,380	594,393

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class 2 Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.016	.006	.001	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.016)	(.006)	(.001)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.59	.61	.09	.01	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.61	.60	.58	.58
Ratio of net expenses to average net assets	.50	.60	.55	.20	.16
Ratio of net investment income to average net assets	1.58	.58	.05	.01	.00[b]
Net Assets, end of period ($ x 1,000)	27,698	26,435	48,107	187,062	193,655

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Z Shares	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.012	.002	.000[b]	.000[b]
Distributions:
Dividends from investment income—net[b]	(.012)	(.002)	(.000)[b]	(.000)[b]
Net asset value, end of period	1.00	1.00	1.00	1.00
Total Return (%)	1.19	.22	.01	.00[c,d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.01	.99	1.03[e]
Ratio of net expenses to average net assets	.91	1.00	.60	.32[e]
Ratio of net investment income to average net assets	1.17	.21	.01	.00[d,e]
Net Assets, end of period ($ x 1,000)	120,396	130,210	143,809	181,574

a From September 18, 2015 (commencement of initial offering) to December 31, 2015.

b Amount represents less than $.001 per share.

c Not annualized.

d Amount represents less than .01%.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 30 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class 1 (21 billion shares authorized), Class 2 (6.5 billion shares authorized) and Class Z (2.5 billion shares authorized). Each class of shares are identical except for the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Class 2 shares are offered only to certain eligible financial institutions. Class Z shares generally are not available for new accounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act (a “Retail Fund”). It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00, and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00. As a Retail Fund, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	555,483,295
Level 3 - Significant Unobservable Inputs	-
Total	555,483,295

† See Statement of Investments for additional detailed categorizations.

At December 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such

NOTES TO FINANCIAL STATEMENTS (continued)

dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2018, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2018 and December 31, 2017 were all ordinary income.

At December 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement

(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .50% of the first $1.5 billion; .48% of the next $500 million; .47% of the next $500 million; and .45% over $2.5 billion. The fee is payable monthly. The effective management fee rate during the period ended December 31, 2018 was .50%. The Agreement provides that if in any full fiscal year the aggregate expenses, excluding taxes, brokerage fees and extraordinary expenses exceed 1% of the value of the fund’s average daily net assets, Dreyfus will reimburse the fund, or bear the excess expense over 1%. During the period ended December 31, 2018, there were no reimbursements, pursuant to the Agreement.

Dreyfus has contractually agreed, from May 2, 2018 through May 1, 2019, to waive receipt of a portion of its management fees in the amount of .13% of the value of the fund’s average daily net assets. On or after May 1, 2019, Dreyfus may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $487,398 during the period ended December 31, 2018.

(b) Under the Shareholder Services Plan, Class 1 and Class Z shares reimburse the Distributor at an amount not to exceed at an annual rate of .25% of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2018, Class 1 and Class Z shares were charged $978,608 and $304,781, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2018, the fund was charged $769,009 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2018, the fund was charged $46,746 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2,441.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended December 31, 2018, the fund was charged $34,665 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $93.

During the period ended December 31, 2018, the fund was charged $12,774 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $234,844, custodian fees $21,134, Chief Compliance Officer fees $6,289 and transfer agency fees $121,635, which are offset against an expense reimbursement currently in effect in an amount of $61,060.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Liquid Assets, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc. (the “Fund”), including the statement of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 27, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 83.70% of ordinary income dividends paid during the fiscal year ended December 31, 2018 as qualifying “interest related dividends”.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Francine J. Bovich (67)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Isabel P. Dunst (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (55)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 77

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (63)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member

Whitney I. Gerard, Emeritus Board Member

George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 141 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Liquid Assets, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class 1: DLAXX Class 2: DLBXX Class Z: DLZXX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0039AR1218

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,702 in 2017 and $35,222 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,996 in 2017 and $6,939 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,503 in 2017 and $4,482 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, $8,875 in 2017 and $8,755 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $31,379,272 in 2017 and $53,294,289 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Liquid Assets, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)